SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WY Funds
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The Core Fund

a series of

WY Funds

5502 North Nebraska Avenue
Tampa, Florida 33604

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held October [MEETING DATE], 2012

Dear Shareholders:

The Board of Trustees of the WY Funds, an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of The Core Fund (the “Fund”), to be held at the offices of [the trust][the trust’s administrator] at [APPLICABLE ADDRESS], on October [MEETING DATE], 2012 at 10:00 a.m., Eastern time, for the following purposes:

1. To approve a new Investment Advisory Agreement with Wertz York Capital Management Group, LLC, the Fund’s current adviser. No fee increase is proposed.
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on August 31, 2012 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October [MEETING DATE], 2012.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at [NEED WEBSITE]

By Order of the Board of Trustees

/s/
[TRUSTEE/OFFICER]
October [PROXY DATE], 2012

YOUR VOTE IS IMPORTANT
To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

The Core Fund

a series of

WY Funds

with its principal offices at
5502 North Nebraska Avenue
Tampa, Florida 33604
____________

PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held October [MEETING DATE], 2012

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of WY Funds (the “Trust”) on behalf of The Core Fund (the “Fund”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of [the Trust][the Trust’s administrator] on October [MEETING DATE], 2012 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about October [PROXY DATE], 2012.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve a new Investment Advisory Agreement with Wertz York Capital Management Group, LLC, the Fund’s current adviser (“WY Capital”). No fee increase is proposed.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 31, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

        A copy of the Fund’s most recent annual report, including financial statements and schedules is available at no charge by sending a written request to the Fund at U.S. Bancorp Fund Services, LLC, P.O. Box 701 Milwaukee, WI 53201-0701 or by calling 1-866-329-CORE (2673).

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
THE TRUST AND WERTZ YORK CAPITAL MANAGEMENT GROUP, LLC

Background

The primary purpose of this proposal is to enable WY Capital to continue to serve as the investment adviser to the Fund.  To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement between the Trust, on behalf of the Fund, and WY Capital (the “New Advisory Agreement”).  WY Capital has served as the Fund’s investment adviser since the Fund commenced operations.  Approval of the New Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Advisory Agreement is similar in all material respects to the prior investment advisory agreement with WY Capital (the “Prior Advisory Agreement”).  The effective date of the New Advisory Agreement will be the date shareholders of the Fund approve the New Advisory Agreement.

Shareholder approval of the New Advisory Agreement is being requested in connection with a planned restructuring of WY Capital.  Currently, Mitchell P. York and M. Brent Wertz each owns 50% of WY Capital.  Contingent on shareholders of the Fund approving the New Advisory Agreement, on or about October [MEETING DATE], 2012, M. Brent Wertz will own 100% of WY Capital.  Following the restructuring, Mr. York will no longer serve the Fund as co-portfolio manager and Mr. Wertz will be the sole portfolio manager.  To the Trust’s knowledge, except as set forth above, no other person or entity owns 10% or more of the voting interests of WY Capital.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing his interests to less than 25% is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  The transaction described above regarding WY Capital is presumed to constitute a “change in control” of WY Capital for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the Prior Advisory Agreement.

The 1940 Act requires that management (advisory) agreements be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

At a meeting held on September 7, 2012 (the “Board Meeting”), the Board of Trustees of the Trust approved the New Advisory Agreement for the Fund, subject to shareholder approval.  The terms of the New Advisory Agreement are identical in all material respects to those of the Prior Advisory Agreement, except that the date of its execution, effectiveness, and expiration are changed.

The Advisory Agreement

Under the terms of the Prior Advisory Agreement and New Advisory Agreement, WY Capital is entitled to receive an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets.  For such compensation, WY Capital, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. In addition, WY Capital pays all operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person Trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the 1940 Act, if any.  WY Capital has contractually agreed, for the period from May 1, 2012 through April 30, 2013, as follows: (a) to waive management fees in the amount of 0.61% of the average daily net assets of Class I, provided the Fund pays all of the operating expenses it incurs in connection with Class I, except for (i) distribution expenses and (ii) fees (but not out-of-pocket expenses) payable for accounting, administration and transfer agent services; and (b) to waive management fees in the amount of 0.61% of the average daily net assets of Class Y and waive shareholder service fees in the amount of 0.20% of the average daily net assets of Class Y, provided the Fund pays all of the operating expenses it incurs in connection with Class Y, except for (i) distribution expenses and (ii) fees (but not out-of-pocket expenses) payable for accounting, administration and transfer agent services; provided, however, that the Fund shall never pay more operating expenses for the period for either Class than it would pay if WY Capital's contractual agreement were not in effect. The Prior Advisory Agreement was approved by the initial shareholders of the Fund on February 4, 2005.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), last renewed the Prior Advisory Agreement at a meeting on February 24, 2012.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with WY Capital.  If the New Advisory Agreement with WY Capital is not approved by shareholders, the Board of Trustees and WY Capital will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or WY Capital (“Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting such approval.  The New Advisory Agreement automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Fund.  In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by WY Capital given to the Fund.

The New Advisory Agreement, like the Prior Advisory Agreement, provides that WY Capital shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning WY Capital

WY Capital is a Florida limited liability company located at 5502 North Nebraska Avenue, Tampa, Florida 33604.  The names, addresses, and principal occupations of the principal executive officers and members of WY Capital as of the date of this Proxy Statement are set forth below:

Name and Address:*	Principal Occupation:
M. Brent Wertz	Managing Member, Wertz York Capital Management Group, LLC
Mitchell York	Managing Member, Wertz York Capital Management Group, LLC
David E. Scott	Chief Compliance Officer, Wertz York Capital Management Group LLC; Managing Member, D.E. Scott & Associates, LLC
* The address for each officer and director is 5502 North Nebraska Avenue, Tampa, Florida 33604.

Each person listed below is a Trustee and/or officer of the Trust and an officer, member or employee of WY Capital:

Employee Name	Position with the Fund
M. Brent Wertz	Trustee and Secretary
Mitchell York	President
David E. Scott	Chief Compliance Officer

If the New Advisory Agreement is approved by shareholders, after the restructuring of WY Capital, (i) Mr. York will no longer be a Managing Member of WY Capital, (ii) Mr. Wertz will be President of the Fund and (iii) Mr. York will be Secretary of the Fund.

During the fiscal year ended December 31, 2011, WY Capital earned management fees of $642,657 for services to the Fund under the Prior Advisory Agreement after waiver of management fees pursuant to WY Capital’s expense limitation agreement with the Trust with respect to the Fund.

Evaluation by the Board of Trustees

The New Advisory Agreement was approved by the majority of the Board, including two of the three Independent Trustees or interested parties to the New Advisory Agreement, at an in-person meeting held on September 7, 2012. The other Independent Trustee was not able to attend the meeting. The Board reviewed the materials provided by WY Capital in advance of the meeting, which included, among other items, (i) a representation that WY Capital had taken steps to assure that there would be little or no effect on its operations, portfolio management or compliance functions as a result of the planned restructuring of WY Capital, (ii) a discussion of WY Capital’s business continuity plan after the restructuring, (iii) a description of WY Capital’s services to the Fund and other clients, (iv) a description of WY Capital’s financial resources after the restructuring, (v) a description of the compensation received by WY Capital from the Fund, (vi) reports comparing the performance and expenses of the Fund to the performance, total operating expenses and advisory fees of other funds with similar objectives and asset levels (the “peer group”) and (vii) a discussion concerning the profitability of the Fund to WY Capital (collectively, the “Report”).

As to the nature, extent and quality of the services provided by WY Capital, the Trustees reviewed information provided in the Report regarding WY Capital’s business, personnel and management style. They noted that WY Capital continued to be proactive in taking steps to compete with other funds, including the use of futures contracts and short sales in an attempt to manage the duration of the Fund, which had been successful in preserving principal, consistent with the Fund’s objective. They also noted that the Fund has the ability to use reverse repurchase agreements. Although these investment techniques require more time and diligence from WY Capital, the Trustees noted that the techniques have been instrumental in successfully managing the Fund through varying interest rate environments and yield curves. For example, WY Capital has used interest rate futures to hedge the Fund’s interest rate-sensitive assets from rising rates while realizing gains when the underlying interest rates rise. In addition, implementing this type of interest has allowed WY Capital to maintain the Fund’s competitive yield versus money market funds while not taking significant additional risk to the NAV. The Trustees also noted that they had reviewed WY Capital’s compliance procedures with respect to the Fund, WY Capital’s brokerage policies and a certification from WY Capital regarding its Code of Ethics. They noted that they had also reviewed WY Capital’s Form ADV Part II, which described the educational and professional background of WY Capital’s investment personnel and reviewed WY Capital’s profit and loss statement for the six month period ended June 30, 2012 and the seven month period ended July 31, 2012 and its balance sheet as of June 30, 2012 and as of July 31, 2012.

The Board next discussed the planned restructuring of WY Capital that will lead to the departure of one of its principals, Mitchell York, who is also the Fund’s co-portfolio manager.  The Board noted that WY Capital represented that it had taken steps to assure that there would be little or no effect on its operations, portfolio management or compliance functions due to Mr. York’s departure, because the remaining personnel provide sufficient depth to continue to provide investment management services to the Fund.  WY Capital pointed out that Mr. Wertz and Mr. York were co-portfolio managers of the Fund and represented that each was capable of managing the Fund without the other.  The representatives also noted that Mr. Wertz had managed the fund without Mr. York in the past when Mr. York had been out of the country for a year and that WY Capital planned to hire additional personnel to assist with analytics and trading. The representatives also informed the Board that Mr. York will still be available to the firm on a consulting basis regarding economic strategy, forecasting, as well as managing the portfolio in the case of Mr. Wertz’s absence. They also indicated that Mr. York would help train personnel to assist in in the management of the Fund, if needed. The Board noted that Mr. York will also continue attend Board meetings as Secretary of the Fund. The Board next discussed the business continuity plan of WY Capital after the restructuring and noted that WY Capital represented that Mr. York would be available to manage the portfolio in the case of Mr. Wertz’s absence. The Board next reviewed information presented by WY Capital regarding its expected financial resources after the restructuring. After an analysis of the expected financial resources, the Board determined that WY Capital would have more financial resources available to meet its obligations to the Fund after the transaction and that WY Capital had also demonstrated its capacity to service debt obligations after the transaction.  The Board concluded that WY Capital has the ability to continue to provide a level of service consistent with the Board's expectations. The Trustees discussed the terms of the Management Agreement, and concluded that the nature and extent of services required of WY Capital were reasonable and consistent with the Board’s expectations. The Trustees concluded that WY Capital has the resources to provide high quality advisory services to the Fund.

As for the investment performance of WY Capital, the Trustees reviewed the information provided in the Report regarding the performance of the Fund as compared to the One-Year Constant Maturing Treasury index (“CMT”), the Fund’s benchmark index, noting that, while the Fund had underperformed the CMT for the 1-year period due to the nature of the fund and the interest rate environment as discussed above, the Fund’s Class I shares had outperformed the CMT over the 3-year, 5-year and since-inception periods and the Fund’s Class Y shares had outperformed the CMT over the 5-year and since-inception periods. After discussion, the Trustees concluded that WY Capital had performed well overall, particularly as opposed to the CMT index. The Trustees did not consider performance of WY Capital in managing other accounts because there is no other account that uses the same strategy as the Fund. The Trustees also reviewed information provided regarding the performance of the Fund, as compared to a peer group of Short-Term Government Bond Funds (86 funds) and a peer group of Ultrashort Bond Funds (46 funds). Representatives of WY Capital indicated that the Fund falls between the two peer groups, as there is no ultra-short category for Government Funds. The Fund has a duration similar to the Ultrashort Bond Funds (but does not have the credit risk), and has a credit risk similar to Short-Term Government Bond Funds (but has a shorter duration). The representatives indicated that the peer group information had been obtained from Morningstar, and they pointed out that for the 12-month period ended August 24, 2012, the Fund had underperformed the Ultrashort Bond Fund peer group because funds with credit risk performed better, and had underperformed the Short-Term Government Fund peer group because of the Fund’s shorter duration. The representatives pointed out that the Fund’s risk-adjusted return, as measured by its Sharpe ratio, was lower than its peer group, but noted that the Fund will have a better relative Sharpe ratio when rates are going up, and a worse relative Sharpe ratio when rates are stable or going down (as they did in 2011). The representatives also pointed out that the Fund is achieving its returns with substantially less volatility than its competitors. They referred the Trustees to a Morningstar chart showing that the Fund’s standard deviation was ranked in the top 5% for lowest volatility in its Short-Term Government Bond peer group for 2011, and the top 8% in its Ultrashort Bond peer group. The Trustees remarked that the Fund's returns relative to its benchmark and its low relative volatility demonstrated that WY Capital was doing a good job of meeting the Fund's objective of a high level of income over the long term consistent with preservation of capital.

The Board noted that under the New Advisory Agreement WY Capital would receive an annual fee from the Fund equal to 1.00% of the Fund's average daily net assets, and that this fee was the same as that under the Prior Advisory Agreement.  As to the cost of the services provided by WY Capital, the Trustees noted that because WY Capital will continue to pay a large portion of the Fund’s expenses out of the advisory fee, it was more appropriate to compare the Fund’s management fee, net of Fund expenses paid under the waiver arrangement, with the management fees paid by other funds. The Trustees then reviewed the information in the Report showing that the Fund’s blended net fee to WY Capital was 37 basis points in 2011, as compared to the average management fee for each peer group of 40 basis points. The Trustees next reviewed information in the Report showing that the expense ratio of the Fund (after fee waiver and payment of Fund expenses) was comparable to the average expense ratio for the Short-Term Government Bond peer group, which the Trustees thought was the more appropriate comparison given the special expertise and significant time commitment required for WY Capital to manage the Fund’s duration. The Trustees also noted that the Fund’s expense ratio included $25,000 this year, and $270,000 since the commencement of the litigation, of expenses related to the litigation with Morgan Stanley. After discussion, the Trustees concluded that the advisory fee and expense ratio were reasonable. The Trustees also reviewed a profitability analysis prepared by WY Capital that detailed the cost to WY Capital of providing services to the Fund and the profitability to WY Capital of the services provided to the Fund. It was the consensus of the Trustees, based on the information provided, that WY Capital’s profitability was reasonable and that there were no significant economies of scale being realized by WY Capital at this time. The Trustees also reviewed information regarding WY Capital’s receipt of research information from brokers with whom Fund transactions are executed and, in particular, soft dollar credits received on transactions executed on behalf of the Fund. The Trustees discussed the value of such research to WY Capital and its use in managing the Fund.

The Board also considered the fact that WY Capital has been waiving fees for the Fund to maintain expenses at current levels and noted that WY Capital had committed to continue to do so through April 30, 2013.

The Trustees also discussed the written materials that they had received before the meeting and WY Capital’s oral presentation and other information that the Board received at the meeting, and deliberated on the approval of the New Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. After further discussion, and based upon all of the abovementioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the majority of the Board, including a majority of the Independent Trustees, determined that the approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the WY Funds, an open-end investment management company organized as an Ohio statutory trust and formed by an Agreement and Declaration of Trust on October 20, 2004.  The Trust’s principal executive offices are located at 5502 North Nebraska Avenue, Tampa, Florida 33604.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains WY Capital as investment advisor.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as principal underwriter and distributor of the Fund.  U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, provides the Fund with transfer agent, accounting and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [_____] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. To the best knowledge of the Trust, the beneficial owners of more than 5% of the outstanding shares of the Fund as of the Record Date are listed in the following table. [TO BE UPDATED]

Name and Address	Status of Holding	Number of Shares Owned	Class	Percentage Held
TD Ameritrade Inc. for the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	Beneficial	[__]	Class I	[__]
District School Board of Pasco County, FL 7227 Land O Lakes Blvd. Land O Lakes, FL 34638-2899	Record		Class Y
The School Board of Polk County, FL P.O. Box 391 Barstow, FL 33831-0391	Record		Class Y
The School Board of Pinellas County, FL 301 4th Street SW Largo, FL 33770-3536	Record		Class Y

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  [As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.][CONFIRM]  As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to M. Brent Wertz, Secretary, 5502 North Nebraska Avenue, Tampa, Florida 33604.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  No proxy solicitation firm has been engaged to assist in the solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by WY Capital.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and WY Capital will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and WY Capital may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 1-866-329-CORE (2673), or write the Trust at U.S. Bancorp Fund Services, LLC, P.O. Box 701 Milwaukee, WI 53201-0701.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be
Held on October [MEETING DATE], 2012

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at [Error! Hyperlink reference not valid..

BY ORDER OF THE BOARD OF TRUSTEES

 [TRUSTEE/OFFICER]

Dated: October [PROXY DATE], 2012

If you have any questions before you vote, please call our proxy information line at [____].  Representatives are available [Monday through Friday 9 a.m. to 10 p.m.,] Eastern Time to answer your questions about the proxy material or about how to how to cast your vote.  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, CALL THE NUMBER LISTED ON YOUR PROXY CARD, OR FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE BY INTERNET AS INDICATED IN THE VOTING INSTRUCTION MATERIALS.
[CONFIRM VOTING MECHANISMS BEING OFFERED]

Appendix A

MANAGEMENT AGREEMENT

TO:         Wertz York Capital Management Group, LLC
5502 North Nebraska Avenue
Tampa, FL 33604

Dear Sirs:

WY Funds (the “Trust”) herewith confirms our agreement with you.

The  Trust  has  been  organized  to  engage  in  the  business  of  an  investment company.  The Trust currently offers one series of shares to investors, which is The Core Fund (the “Fund”).

        You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.           ADVISORY SERVICES

        You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

2.           ALLOCATION OF CHARGES AND EXPENSES

        You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of  the custodian, transfer  agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and  notices  to  shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports  to  shareholders;  expenses  of  shareholders’  meetings  and  proxy  solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); and all other operating expenses not specifically assumed by the Fund.

The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.  The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-l under the 1940 Act.  You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.           COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.00% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination  of  the  net  asset  value  of  the  Fund  has  been  suspended  for  a  period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.           EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sales of portfolio securities for the account with brokers or dealers selected by you, subject  to  review  of  this  selection  by  the  Board  from  time  to  time.  You  will  be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread),  the  execution  capability,  financial  responsibility  and  responsiveness  of  the broker or dealer and the brokerage and research services provided by the broker or dealer.

You  should  generally  seek favorable  prices  and commission  rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services  to  the  Fund  and/or  the  other  accounts  over  which  you  exercise  investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting  that  transaction  if  you  determine  in  good  faith  that  the  amount  of  the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information.  The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

You may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.  However, you may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

        Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.  Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render  investment  advice,  management  and  other  services  to  others,  including  other registered investment companies.

5.           LIMITATION OF LIABILITY OF ADVISER

        You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise by required by the 1940 Act or the rules thereunder, neither  you  nor  your  shareholders,  members,  officers,  directors,  employees,  agents, control persons and affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

        Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.           DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect upon its approval by shareholders of the fund, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year hereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

        If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for a period of time pending required approval of the Agreement, of a new agreement with you or a difference adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

        This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

7.           AMENDMENT OF THIS AGREEMENT

        No  provision  of  this  Agreement  may  be  changed,  waived,  discharged  or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series of which the amendment relates.

8.           LIMITATION OF LIABILITY TO TRUST PROPERTY

        The term “WY Funds” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the property of the Trust, as provided in the Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Trust as provided in its Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of the State of Ohio.

9.           SEVERABILITY

In  the  event  any  provision  of  this  Agreement  is  determined  to  be  void  or unenforceable,  such  determination  shall  not  affect  the  remainder  of  this  Agreement, which shall continue to be in force.

10.            QUESTIONS OF INTERPRETATION

(a)  This Agreement shall be governed by the laws of the State of Ohio.

(b)  For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the
1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

        (c)  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall  be  resolved  by  reference  to  such  term  or  provision  of  the  1940  Act  and  to interpretation  thereof,  if  any,  by  the  United  States  courts  or  in  the  absence  of  any controlling decision of any such court, by the Securities and Exchange commission or its staff.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

11.           NOTICES

        Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 5502 North Nebraska Avenue, Tampa, FL 33604 and your address for this purpose shall be the same.

12.           COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.           BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

14.           CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

WY Funds

By:           ________________________

Name:

Title:        President, WY Funds

Date:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

Wertz York Capital Management Group, LLC

By:           ________________________

Name:      M. Brent Wertz

Title:        President, Wertz York Capital Management Group, LLC

Date:

PROXY CARD FOR:

The Core Fund
Proxy for A Special Meeting of Shareholders – October [MEETING DATE], 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints [_____] and [____], and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of The Core Fund, which the undersigned is entitled to vote at the special meeting of shareholders to be held on October [MEETING DATE], 2012 or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present.  The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October [PROXY DATE], 2012.

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed on the reverse side of this proxy card. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal.  The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at [______]. Representatives are available [Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time].

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October [MEETING DATE], 2012

The proxy statement for this meeting is available at: [NEED WEBSITE]

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

To cast your vote by phone with a proxy voting representative, call toll-free at [______] and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions [Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time].

NOTE: Please sign exactly as your name appears on this Proxy.  If signing for an estate, trust or corporation, title or capacity should be stated.  If the shares are held jointly, both signers should sign.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope

Option below is available 24 hours a day / 7 days a week		Shareholder sign here Date

INTERNET:	To vote via the Internet, go to [NEED WEBSITE] and enter the control number found on the reverse side of this proxy card.	Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S
VOTE IS IMPORTANT.

The Core Fund	CONTROL NUMBER

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

 YOUR PROMPT ATTENTION WILL HELP US AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side of this proxy card before mailing in your vote.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [ X ]

	FOR	AGAINST	ABSTAIN
1. With respect to approval of an investment management agreement with Wertz York Capital Management Group, LLC	[ ]	[ ]	[ ]

THANK YOU FOR VOTING